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ALLIANCE CAPITAL [LOGO] (R)


                                   THE ALLIANCE STOCK FUNDS
                                        - The Alliance Fund, Inc.
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Supplement dated December 28, 2000 to the Prospectus and
Application dated November 1, 2000 of The Alliance Stock Funds.


This Supplement supersedes certain information under the heading Management of the Funds - Portfolio Managers. Tara Yeager and Michael J. Keohane have replaced Alden Stewart as Portfolio Managers of The Alliance Fund, Inc. Ms. Yeager, Vice President of Alliance Capital Management Corporation (ACMC), the sole general partner of Alliance, has been associated with Alliance since prior to 1996. Mr. Keohane, Senior Vice President of ACMC, has been associated with Alliance since 1998. Prior thereto, he served as a Vice President and equity research analyst with J.P. Morgan Investment Management since prior to 1996.

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You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.
























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